United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 23, 2008, Osiris Therapeutics, Inc. (the “Company”) received notice that Blackstone Medical, Inc. (“Blackstone”), a wholly owned subsidiary of Orthofix International, N.V., filed an action in the United States District Court District of Massachusetts Springfield Division against the Company on July 23, 2008, seeking a temporary restraining order and a preliminary injunction to prevent the Company, pending the outcome of a potential future arbitration, from closing upon, or otherwise carrying out the Company’s agreement to sell its Osteocel® business to NuVasive, Inc. (“NuVasive”) pursuant to the terms of an Asset Purchase Agreement, dated as of May 8, 2008 by and between the Company and NuVasive.  Blackstone’s claims are predicated upon, among other things, its assertion that the Company’s sale of the Osteocel business constitutes a breach of certain provisions of a distribution agreement for Osteocel between the Company and Blackstone.

The Company’s shareholders are scheduled to vote on the sale of the Osteocel business to NuVasive at a special shareholder’s meeting on July 24, 2008 at 2:00 p.m. EDT.  The Company believes that Blackstone’s actions are without merit and will take appropriate legal action as necessary to preserve the Company’s rights.  The Company does not intend to adjourn or postpone the previously scheduled special meeting of the Company’s shareholders.

A proxy statement in connection with the special meeting was mailed to shareholders on or about July 3, 2008.  Shareholders of the Company are advised to consider the matters described herein in conjunction with the proxy statement materials previously mailed to them by the Company.  Such documents may contain important information regarding the proposed sale of the Osteocel business and shareholder approval thereof.  Any shareholder desiring to do so may revoke any proxy previously submitted in accordance with the procedures described in the proxy statement.  The proxy statement and other relevant documents filed with the SEC are also available at no cost on the SEC’s website at www.sec.gov , as well as Osiris’ website at www.osiris.com . Hardcopies may also be obtained free of charge from Osiris by contacting Philip R. Jacoby, Jr., Corporate Secretary at 443-545-1834

The Company is fully committed to consummation of the transactions contemplated by the Asset Purchase Agreement as soon as practicable, although the actions taken by Blackstone could result in some delay of that occurrence.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: July 24, 2008	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Principal Accounting Officer

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